Defined Contribution Plan	12 Months Ended
Dec. 30, 2012
Postemployment Benefits [Abstract]
Defined Contribution Plan

16. Defined Contribution Plan

The Company maintains the Sprouts Farmers Markets, LLC Employee 401(k) Savings Plan (the “Plan”), which is a defined contribution plan covering all eligible employees. Under the provisions of the Plan, participants may direct the Company to defer a portion of their compensation to the Plan, subject to the Internal Revenue Code limitations. The Company provides for an employer matching contribution equal to 50% of each dollar contributed by the participants up to 6% of their eligible compensation.

During 2011, prior to the Henry’s Transaction, Henry’s employees participated in the Markets Retirement 401(k) Savings Plan (“Henry’s 401(k) Plan”), which allowed participants to contribute up to 95% of their eligible compensation, subject to certain maximums. In 2011 the Company matched 50% of each dollar contributed up to the first 4% of the participant’s eligible compensation and then matched 25% of each dollar contributed up to an additional 2% of the participant’s eligible compensation.

In conjunction with the Henry’s Transaction, the Company acquired the Henry’s 401(k) Plan, which was merged into the plan effective January 1, 2012. Participants in the Henry’s 401(k) Plan are eligible for the same employer matching contribution as those under the Plan effective January 1, 2012.

Total expense recorded for the matching under all defined contribution plans:

Year Ended
January 2, 2011	January 1, 2012	December 30, 2012
$303	$723	$1,128